EXHIBIT 99.4

                           SECOND AMENDMENT AND CONSENT
                         TO LOAN AND SECURITY AGREEMENT


                  THIS SECOND AMENDMENT AND CONSENT is made effective as of this 29th day of April, 1998, between P.G. DESIGN ELECTRONICS, INC. (formerly known as PG Newco Corp.), a Delaware corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

                  Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of May 29, 1997 (as amended, the "Loan Agreement"), pursuant to which Lender has agreed to make loans from time to time to Borrower in accordance with the terms and conditions thereof. Borrower has requested that Lender consent to certain matters described below and Borrower and Lender desire to amend the Loan Agreement, in each case in accordance with the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               STATEMENT OF TERMS

                  1. Consent. Lender hereby consents to (a) the formation of Zecal Corp. by Borrower, (b) the capital contribution of $500,000 by Borrower to Zecal Corp. that is required to be made pursuant to the terms of the Loan and Security Agreement, dated as of April 29, 1998 (the "Zecal Loan Agreement") between Zecal Corp. and Lender, (c) advances to Zecal, Inc. not exceeding $921,000 (provided such advances are assumed by Zecal Corp. and are reduced to $500,000 on the effective date of this Second Amendment and Consent), and (d) the issuance by Borrower of a guaranty of Zecal Corp.'s obligations under the Zecal Loan Agreement.

                  2. Amendments.

                  (a) Section 7 of the Loan Agreement is hereby amended by adding the following at the end thereof:

         "; or

                  (m) an Event of Default (as defined in the Zecal Loan Agreement) shall have occurred."
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                  (b) Section 5(d) of the Loan Agreement is hereby amended and restated to read as follows:

                  "(d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates (including Zecal Corp.), any other Credit Party or MLC (including upstreaming and downstreaming of cash and intercompany advances) other than the MLC Loan and the advances to Zecal, Inc. that were permitted by the Consent dated March 11, 1998 by Lender in favor of Borrower which are being assumed by Zecal Corp. (provided such advances do not exceed $500,000); provided, that Borrower may pay a $40,000 management fee to Heartland Technology, Inc. each month so long as at the time of each such payment
         (i) no Default or Event of Default has occurred and is continuing or would arise after giving effect to such payment, (ii) at the end of the last Fiscal Quarter for which financial statements have then been delivered to Lender, Borrower was in compliance with the Fixed Charge Coverage Ratio and the Minimum Tangible Net Worth requirement set forth on Schedule G (assuming that such payment of the management fee and each payment of the management fee that has been made since the end of such Fiscal Quarter was made on the last day of such Fiscal Quarter) and (iii) after giving effect to such payment, Borrower would be permitted by the terms this Agreement to borrow an additional $500,000 of Revolving Credit Advances."

                  (c) The definition of Credit Party in Schedule A to the Loan Agreement is hereby amended by amending the proviso thereto to read as follows:

         "provided, however, that notwithstanding anything to the contrary contained in this Agreement, it is understood and agreed that MLC, CMC Heartland Partners and Zecal Corp. are not Credit Parties under this Agreement."

                  (d) The definition of Loan Documents in Schedule A to the Loan Agreement is hereby amended by adding "the Zecal Guaranty," immediately following "each Guaranty,".

                  (e) The definition of Termination Date in Schedule A to the Loan Agreement is amended and restated to read as follows:

                  "'Termination Date' shall mean the date on which (i) the Revolving Credit Loan, any other Obligations under the Agreement and all other Obligations are indefeasibly paid in full in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided, that Borrower shall have funded such amounts in cash as required under Schedule C), (ii) Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under the Agreement, and (iii) Zecal Corp.

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         shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under the Zecal Loan Agreement."

                  (f) Schedule A to the Loan Agreement is amended by adding the following defined terms:

                  "'Zecal Guaranty' shall mean that certain Guaranty by Borrower in favor of Lender in form and substance satisfactory to Lender with respect to the obligations of Zecal Corp. under the Zecal Loan Agreement, together with all amendments, modifications and supplements thereto.

                  'Zecal Loan Agreement' shall mean that certain Loan and Security Agreement dated as of April 29, 1998 between Zecal Corp. and Lender, together with all amendments, modifications and attachments thereto."

                  (g) Paragraph 1 of Schedule D to the Loan Agreement is amended by adding "(other than Zecal Corp.)" following "Subsidiaries".

                  3. No Other Consents or Amendments. Except for the amendments and consents expressly set forth and referred to in Sections 1 and 2 above, the Loan Agreement shall remain unchanged and in full force and effect and this Second Amendment and Consent shall be limited precisely as drafted and shall not be construed as an amendment, consent or a waiver of any other terms or provisions of the Loan Agreement. Nothing in this Second Amendment and Consent is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower's indebtedness under or in connection with the Loan Agreement or any other indebtedness to the Lender.

                  4. Representation and Warranties. To induce Lender to enter into this Second Amendment and Consent, Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Second Amendment and Consent; and
(b) Borrower has the power and authority and is duly authorized to enter into, deliver and perform this Second Amendment and Consent and this Second Amendment and Consent is the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms.

                  5. Conditions Precedent to Effectiveness of this Second Amendment and Consent. The effectiveness of this Second Amendment and Consent is subject to the fulfillment of the following conditions precedent:

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                  (a) Lender shall have received one or more counterparts of this Second Amendment and Consent duly executed and delivered by Borrower;

                  (b) Lender shall have received a Pledge Agreement in form and substance satisfactory to Lender executed by Heartland Technology, Inc. pledging all of the shares of capital stock of Borrower to Lender, together with all stock certificates evidencing such shares and stock powers executed in blank relating to such stock certificates;

                  (c) Lender shall have received an opinion of counsel to Borrower and Heartland Technology, Inc. in form and substance satisfactory to Lender;

                  (d) Borrower shall have delivered to Lender an Officer's Certificate attaching the resolutions of the Board of Directors of Borrower authorizing Borrower to execute this Second Amendment and Consent and certifying that no other consents, licenses or approvals are required in connection with Borrower's execution of this Second Amendment and Consent;

                  (e) Heartland Technology, Inc. shall have delivered to Lender an Officer's Certificate attaching the resolutions of the Board of Directors of Heartland Technology, Inc. authorizing Heartland Technology, Inc. to execute the Pledge Agreement referred to above and certifying that no other consents, licenses or approvals are required in connection with Heartland Technology, Inc.'s execution of such Pledge Agreement; and

                  (f) The Loan and Security Agreement dated as of April 29, 1998 between Zecal Corp. and Lender shall have been executed and delivered by Zecal Corp. and Lender and the initial Loans shall have been funded thereunder.

                  6. Counterparts. This Second Amendment and Consent may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  7. GOVERNING LAW. THIS SECOND AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment and Consent to be duly executed and delivered as of the day and year first set forth above.


                                 P.G. DESIGN ELECTRONICS, INC.


                                 By /s/ Leon F. Fiorentino
                                    --------------------------------------------
                                 Name:  Leon F. Fiorentino
                                 Title: Vice President



                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By  /s/ Elizabeth Murray
                                     -------------------------------------------
                                       Name:  Elizabeth Murray
                                       Title:  Duly Authorized Signatory